SUPPLEMENT TO THE VARIABLE LIFE PROSPECTUS DATED APRIL 28, 2025

AMERICAN GENERAL LIFE INSURANCE COMPANY

VARIABLE UNIVERSAL LIFE POLICIES

SEPARATE ACCOUNT VL-R

EquiBuilder III

You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

The following table replaces the information in the Ongoing Fees and Expenses (annual charges) section under the FEES AND EXPENSES table in the most recent Prospectus.

Annual Fee	Minimum	Maximum
Investment options	0.09%	0.83%

The following replaces the last table in the FEE TABLE section of the most recent Prospectus.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. A complete list of Funds available under the Policy, including their annual expenses, may be found at the back of this document. Please see APPENDIX A – FUNDS AVAILABLE UNDER THE POLICY

Annual Fund Expenses	Minimum	Maximum

Expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.	0.09%	0.81%

All references to the above tables in the prospectus are replaced accordingly.

Dated: August 1, 2025

Please keep this Supplement with your Prospectus